                                                                   Exhibit 10.27

                        THE CARBIDE/GRAPHITE GROUP, INC.

                  NON EMPLOYEE DIRECTOR STOCK-BASED INCENTIVE
                               COMPENSATION PLAN



     1.  Purpose of the Plan
         -------------------

          The purpose of the Plan is to assist the Company, and its Subsidiaries and Affiliates, in attracting and retaining valued members of the Board of Directors of the Company by offering them a greater stake in the Company's success and a closer identity with it, and to encourage ownership of the Company's stock by such directors.

     2.  Definitions
         -----------

          2.1. "Affiliate" means any entity other than a Subsidiary in which the Company has a substantial direct or indirect equity interest, as determined by the Board.

          2.2. "Award" means an award of Options under the Plan pursuant to the award formulas provided for herein.

          2.3. "Board" means the Board of Directors of the Company.

          2.4. "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the 1934 Act, whether or not the Company is then subject to such reporting requirement; provided that, without limitation, a Change in Control shall be deemed to have occurred if (i) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the 1934 Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the 1934 Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company; or (ii) during any period of two consecutive years (not including any period prior to the execution of this Plan), individuals who at the beginning of such period constitute the Board and any new directors, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

          2.5. "Code" means the Internal Revenue Code of 1986, as amended.
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          2.6.  "Common Stock" means the common stock of the Company, par value
$.01 a share, or such other class or kind of shares or other securities resulting from the application of Section 6.

          2.7. "Company" means The Carbide/Graphite Group, Inc., a Delaware corporation, or any successor corporation.

          2.8. "Committee" means the committee designated by the Board to administer the Plan under Section 4 or, in the absence of such designation, the Board of Directors.

          2.9. "Disability" means termination of membership on the Board of Directors of the Company as a result of a Non Employee Director's inability to perform substantially his or her duties and responsibilities as a director by reason of a physical or mental disability or infirmity (i) for a continuous period of six months or (ii) at such earlier time as such Employee submits medical evidence satisfactory to the Committee that such Employee has a physical or mental disability or infirmity that will likely prevent such Employee from substantially performing his or her duties and responsibilities for six months or longer. The date of such Disability shall be the earlier of the last day of such six-month period or the day on which such Employee submits such evidence.

          2.10. "Non Employee Director" means a member of the Board of Directors of the Company who is not an officer or employee of the Company, but the furnishing of consulting services or advisory services for compensation to the Company, a Subsidiary or an Affiliate, shall not be construed to constitute a director as an employee.

          2.11. "Fair Market Value" means, on any given date, (i) the mean between the highest and lowest prices of actual sales of shares of Common Stock on the principal national securities exchange on which the Common Stock is listed on such date or, if Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded or (ii) if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the mean between the bid and asked price at the close of business on such day.

          2.12. "Holder" means a Non Employee Director to whom an Award is made.

          2.13. "1934 Act" means the Securities Exchange Act of 1934, as amended.

          2.14. "Non Qualified Option" means a stock option not intended to be an incentive stock option within the meaning of Code (S) 422, and designated as a Non Qualified Option.

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          2.15. "Option" means any stock option granted from time to time under the Plan.

          2.16. "Plan" means The Carbide/Graphite Group, Inc. Non Employee Director Stock-Based Incentive Compensation Plan herein set forth, as amended from time to time.

          2.17. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any subsequent parent of the Company) if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3.  Eligibility
         ------------

          All Non Employee Directors are automatically eligible to receive
Awards.

    4.  Administration of Plan
        ----------------------

          It is intended that all Awards pursuant to this Plan be formula awards within the meaning of Rule 16b-3(c)(2)(ii) under Section 16 of the Exchange Act, and the Plan shall be applied and operated to effect that intent. To the extent that recordkeeping and other ministerial functions must be performed to administer and operate the Plan properly, either the Board or a committee appointed by the Board consisting of not fewer than two individuals shall perform such administrative functions. The Board shall have the discretion to remove and appoint members of the committee from time to time.

     5.  Grants of Awards Under the Plan
         -------------------------------

          5.1.  Grant of Awards.  Each Non Employee Director who is a member of
                ---------------
the Board of Directors on August 26, 1996 shall be granted: (x) an option to purchase 1,700 Shares at the Fair Market Value of the Common Stock on August 26, 1996; provided that such option may not be exercised and shall not vest unless such Non Employee Director is a member of the Board on July 31, 1997; (y) so long as he is a Non Employee Director on July 31, 1997, an option to purchase 1,700 Shares at the Fair Market Value of the Common Stock on July 31, 1997; provided that such option may not be exercised and shall not vest unless such Non Employee Director is a member of the Board on July 31, 1998; and (z) so long as he is a Non Employee Director on July 31, 1998, an option to purchase 1,700 Shares at the Fair Market Value of the Common Stock on July 31, 1998; provided that such option may not be exercised and shall not vest unless such Non Employee Director is a member of the Board on July 31, 1999. Each Non Employee Director who is elected or appointed to the Board for the first time subsequent to August 26, 1996, shall be granted: (x) an option to purchase 1,700 Shares

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at the Fair Market Value of the Common Stock on the date such additional Non
Employee Director becomes a member of the Board; provided that such option may not be exercised and shall not vest unless such Non Employee Director is a member of the Board on the July 31st next following the date of grant (the "First Vesting Date"); (y) so long as he is then a Non Employee Director, an option to purchase 1,700 Shares at the Fair Market Value of the Common Stock on the First Vesting Date; provided that such option may not be exercised and shall not vest unless such Non Employee Director is a member of the Board on the first anniversary of the First Vesting Date; and (z) so long as he is then a Non Employee Director, an option to purchase 1,700 Shares at the Fair Market Value of the Common Stock on the first anniversary of the First Vesting Date; provided that such option may not be exercised and shall not vest unless such Non Employee Director is a member of the Board on the second anniversary of the First Vesting Date. Options granted hereunder shall have a term of ten years from the date of grant.

          5.2.  No Reduction in Shares.  Any shares issued by the Company
                ----------------------
through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for Awards under the Plan.

          5.3.  Restriction on Transferability.  No Option shall be transferable
                ------------------------------
otherwise than by will or the laws of descent and distribution and, during the lifetime of the Holder, shall be exercisable only by the Holder. Upon the death of a Holder, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Option only in accordance with this
Section 5.

          5.4.  Payment of Option Price.  The Option price of the shares of
                -----------------------
Common Stock upon the exercise of an Option shall be paid in full (i) in cash at the time of exercise, (ii) in whole or in part in shares of Common Stock valued at Fair Market Value or (iii) in whole or in part by the delivery of additional, unexercised Non Qualified Stock Options (based on the difference between the Fair Market Value of the Common Stock for which they are exercisable and the exercise price of such additional Non Qualified Stock Options).

          5.5.  Termination by Death.  If a Non Employee Director's service as a
                --------------------
director of the Company terminates by reason of death, any Option held by such Non Employee Director may thereafter be exercised to the extent such Option was exercisable at the time of death by the legal representative of the Holder or by any person to whom the rights have passed by will or by the laws of descent and distribution, for a period of

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one year from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

          5.6.  Termination by Reason of Disability.  If a Non Employee
                -----------------------------------
Director's service as a director of the Company terminates by reason of Disability, any Option held by such Non Employee Director may thereafter be exercised by the Non Employee Director (or, where appropriate, the Non Employee Director's legal representative) to the extent it was exercisable at the time of termination for a period of 18 months from the date of such termination of employment or until the expiration of the stated term of such Option, whichever period is shorter; provided, however, that if the Non Employee Director dies within such 18 month period, any unexercised Option held by such Non Employee Director shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

          5.7.  Other Termination.  If a Non Employee Director's service as a
                -----------------
director of the Company terminates for any reason other than death or Disability, the Option shall be exercisable, to the extent otherwise then exercisable, for the lesser of three months from the date of such termination or the balance of such Option's term, after which such Option will terminate.


    6.  Adjustments Upon Changes in Capitalization
        ------------------------------------------

          In the event of a reorganization, recapitalization, stock split, spin-off, splitoff, split up, stock dividend, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or a sale by the Company of all or part of its assets, or any distribution to stockholders other than a cash dividend, the Board shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any adjustments to outstanding Awards as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this Section shall, where appropriate, be paid in cash to the Holder.

    7.  Effective Date, Termination and Amendment
        -----------------------------------------

          The Plan shall become effective on August 26, 1996. The Plan shall remain in full force and effect until the earlier of August, 2006 or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time; provided, however, that this Plan shall not be amended more than once in any 6 month period, other than to comport with changes in the Code.

    8.  Execution and Delivery of Stockholders Agreement
        ------------------------------------------------

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          Unless otherwise determined by the Committee or the Board of
Directors, as the case may be, no shares of Common Stock shall be issued or transferred pursuant to an Award unless and until the Holder, or any person to whom rights have passed by will or by the laws of descent and distribution, has executed and delivered to the Company or the Committee or the Board of Directors, as the case may be, the Stockholders Agreement, dated May ___, 1995, by and among the Company and the Management Stockholders named therein.

    9.  Non-Assignability
        -----------------

          Awards may not be pledged, assigned or transferred for any reason during the Holder's lifetime, and any attempt to do so shall be void and the relevant Award shall be forfeited.

    10.  General Provisions
         ------------------

          10.1.  No Right to Position.  Nothing contained in the Plan, or any
                 --------------------
Award granted pursuant to the Plan, shall confer upon any Non Employee Director any right with respect to continuance of service as a director of the Company.

          10.2.  Governing Law. To the extent that Federal laws (including, but
                 -------------
not limited to, the 1934 Act, the Code and the Employee Retirement Income Security Act of 1974, as amended) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware and construed accordingly.

          10.3.  Compliance with Law. No shares of Common Stock shall be issued
                 -------------------
or transferred pursuant to an Award unless and until all applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any stock exchange upon which the Common Stock may be listed have been met. The Company may require the Holder to take any reasonable action to meet such requirements. The Plan is intended to conform to the requirements of a "formula plan" pursuant to Section 16(b) of the Securities Act of 1934 and the Rules and Regulations thereunder and any provisions of the Plan which are inconsistent with such requirements are void and of no effect.

    11.  Change in Control
         -----------------

          Notwithstanding any other provision of the Plan to the contrary, upon the occurrence of a Change in Control all outstanding Options shall become immediately exercisable and shall remain exercisable for 30 days following the involuntary termination of the Non Employee Director's service as a member of the Board of Directors of the Company (other than for cause, which shall mean misappropriation of funds, habitual insobriety, substance abuse, conviction of a crime involving moral turpitude, willful and

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material misrepresentation to the directors of the employer or gross negligence in the performance of duties having a material adverse effect on the business, operations, assets, properties or financial condition of the employer) within 18 months following such Change in Control.

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

                        THE CARBIDE/GRAPHITE GROUP, INC.

                  NON EMPLOYEE DIRECTOR STOCK-BASED INCENTIVE
                               COMPENSATION PLAN
                          (Effective August 26, 1996)

                               TABLE OF CONTENTS
                               -----------------


1.   Purpose of the Plan........................  1

2.   Definitions................................  1

     2.1.  "Affiliate"..........................  1
     2.2.  "Award"..............................  1
     2.3.  "Board"..............................  1
     2.4.  "Change in Control"..................  1
     2.5.  "Code"...............................  1
     2.6.  "Common Stock".......................  2
     2.7.  "Company"............................  2
     2.8.  "Committee"..........................  2
     2.9.  "Disability".........................  2
     2.10.  "Non Employee Director".............  2
     2.11.  "Fair Market Value".................  2
     2.12.  "Holder"............................  2
     2.13.  "1934 Act"..........................  2
     2.14.  "Non Qualified Option"..............  2
     2.15.  "Option"............................  2
     2.16.  "Plan"..............................  2
     2.17.  "Subsidiary"........................  3

3.   Eligibility................................  3

4.   Administration of Plan.....................  3

5.   Grants of Awards Under the Plan............  3

     5.1.  Grant of Awards......................  3
     5.2.  No Reduction in Shares...............  3
     5.3.  Restriction on Transferability.......  4
     5.4.  Payment of Option Price..............  4
     5.5.  Termination by Death.................  4
     5.6.  Termination by Reason of Disability..  4
     5.7.  Other Termination....................  4

6.   Adjustments Upon Changes in Capitalization.  4


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


 7.    Effective Date, Termination and Amendment... 5

 8.    Execution and Delivery of Stockholders
       Agreement................................... 5

 9.    Non-Assignability........................... 5

10.    General Provisions.......................... 5

10.1.  No Right to Position........................ 5

10.2.  Governing Law............................... 5

10.3.  Compliance with Law......................... 5

11.    Change in Control........................... 6


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